FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT dated as of August 5, 2020 (this "First Amendment"), is by and among (i) Christopher & Banks Corporation, a Delaware corporation (the "Lead Borrower"), (ii) the Persons named on Schedule 1.01 to the Credit Agreement referred to below (collectively, with the Lead Borrower, the "Borrowers") and (iii) ALCC, LLC (the "Lender").

W I T N E S S E T H:

WHEREAS, the Borrowers and the Lender are party to that certain Credit Agreement dated as of February 27, 2020 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Credit Agreement"), pursuant to which the Lender agreed, subject to the terms and conditions contained therein, to extend credit to the Borrowers in the form of a term loan credit facility; and

WHEREAS, the Borrowers have requested that the Lender amend certain provisions of the Credit Agreement and the Lender is willing to make such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2. Representations and Warranties. Each Loan Party hereby represents and warrants that (a) no Default or Event of Default has occurred and is continuing, and (b) after giving effect to this First Amendment, all representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (ii) in the case of any representation or warranty qualified by materiality, such representation or warranty is true and correct in all respects (subject to such qualification) and (iii) in the case of any representation or warranty qualified by knowledge, such representation or warranty is true and correct in all respects subject to such qualification.

3. Amendments to Credit Agreement.

(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement to appear alphabetically therein:

"CARES Act" means the Coronavirus Aid, Relief and Economic Security Act, H.R. 748.

"Covered Period" means the Covered Period as selected by Borrower in compliance with the CARES Act and related regulations.

"First Amendment" means that certain First Amendment to Credit Agreement entered into by the Borrowers and the Lender dated as of the First Amendment Effective Date.

"First Amendment Effective Date" means August 5, 2020.

"PPP Loan" means the loan to a Borrower by a qualified SBA Lender that is guaranteed

under paragraph (36) of Section 7(a) of the Small Business Act (15 U.S.C. 656(c)) as added by Section 1102 of the CARES Act constituting the Paycheck Protection Program.

(b) The definition of "Permitted Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended to add a new clause (l) at the end thereof as follows:

(l) the indebtedness in respect of the PPP Loan, provided, that:

(i) in no event shall the principal amount of such indebtedness exceed $10,000,000,

(ii) Borrowers are eligible to receive the PPP Loan as a business concern in accordance with the terms of Section 1102 of the CARES Act, and have submitted all certifications required under the CARES Act and all documentation required under the CARES Act required to receive the PPP Loan, each of which is correct and complete,

(iii) Borrowers shall (A) use the proceeds of the PPP Loan only for the allowable purposes in accordance with Section 1102 of the CARES Act, (B) shall maintain such documentation and take such actions as shall be required to evidence that such proceeds have been used only for such purposes, (C) maintain all documentation required for purposes of loan forgiveness under Section 1106 of the CARES Act to evidence that the loan proceeds were used for the allowable purposes and (D) comply in all respects with the applicable requirements of the CARES Act with respect to the PPP Loan,

(v) promptly after the end of the Covered Period, but in no event more than ten (10) months after the date the PPP Loan was funded, Borrowers shall submit an application to the holder of the indebtedness in respect of the PPP Loan (or the party servicing the PPP Loan on behalf of the holder of such indebtedness), and any other party required to receive such application, for loan forgiveness with respect to the indebtedness in respect of the maximum permitted portion of the PPP Loan, in accordance with the requirements of Section 1106 of the CARES Act and shall deliver written notice to Lender that such application has been submitted to such parties, and

(vi) Borrowers shall provide written notice to Administrative Agent of forgiveness of the PPP Loan promptly upon its receipt.

(c) Section 6.13 of the Credit Agreement is hereby amended to add a new clause (f) at the end thereof as follows:

(f) The bank account into which the proceeds of the PPP Loan have been deposited shall not constitute a Blocked Account, and the Borrowers shall not be required to deliver a Blocked Account Agreement covering such bank account so long as such bank account is used solely and exclusively to hold the proceeds of the PPP Loan.

(d) Article VII of the Credit Agreement is hereby amended to add a new Section 7.16 at the end thereof as follows:

7.16. PPP Loan. Borrowers shall not (a) modify any agreement, document and instrument evidencing or related to the PPP Loan in any manner which is adverse in any material respect to the Borrowers or Lender or (b) make any optional prepayments of the PPP Loan, each without the prior written consent of Lender (which consent shall not be unreasonably withheld or delayed).

(e) Section 8.01(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness or the beneficiary or beneficiaries of any Guarantee thereof (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs any default by any Borrower under any agreement, document or instrument relating to the PPP Loan; or

4. Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

(a) the Lender shall have received this First Amendment, duly executed by each of the parties hereto;

(b) the Lender shall have received an amendment to the Revolving Loan Agreement, duly executed by each of the parties thereto, in form and substance satisfactory to the Lender;

(c) the Loan Parties shall have paid in full or made arrangements acceptable to the Lender to pay all invoiced Credit Party Expenses in connection with the preparation, execution, delivery and administration of this First Amendment and the other instruments and documents to be delivered hereunder (with such fees and expenses described in this paragraph being fully earned as of the First Amendment Effective Date, and no portion thereof shall be refunded or returned to the Loan Parties under any circumstances);

(d) after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing; and

(e) all action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment shall have been duly and effectively taken.

5. Effect on Loan Documents. The Credit Agreement and the other Loan Documents, after giving effect to this First Amendment, shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this First Amendment shall not operate as a waiver of any right, power, or remedy of the Lender or any other Credit Party under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof. Each Loan Party hereby ratifies and confirms in all respects all of its obligations under the Loan Documents to which it is a party and each Loan Party hereby ratifies and confirms in all respects any prior grant of a security interest under the Loan Documents to which it is party.

6. Release. In consideration of the agreements of the Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Lender and its respective successors and assigns, and their respective present and former shareholders, Affiliates, trustees, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this First Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth herein.

7. No Novation; Entire Agreement. This First Amendment evidences solely the amendment of certain specified terms and obligations of the Loan Parties under the Credit Agreement and is not a novation or discharge of any of the other obligations of the Loan Parties under the Credit Agreement. There are no other understandings, express or implied, among the Loan Parties or the Lender regarding the subject matter hereof or thereof.

8. Choice of Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

9. Counterparts; Facsimile Execution. This First Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile, .pdf, or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by facsimile also shall deliver a manually executed counterpart of this First Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

10. Construction. This First Amendment is a Loan Document. This First Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this First Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement.

11. Miscellaneous. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWERS:

CHRISTOPHER & BANKS CORPORATION

By: [signature]
Name: Richard Bundy
Title: SVP-CFO

CHRISTOPHER & BANKS, INC.

By: [signature]
Name: Richard Bundy
Title: SVP-CFO

CHRISTOPHER & BANKS COMPANY

By: [signature]
Name: Richard Bundy
Title: SVP-CFO

LENDER:

ALCC, LLC

By: ______________________________
Name: Gregory Shalette
Title: Authorized Signatory